Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of Champion Enterprises, Inc. (the “Company”) on Form 10-Q for the period ending September 27, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William C. Griffiths, Chief Executive Officer of the Company, and Phyllis A. Knight, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM C. GRIFFITHS William C. Griffiths
Chairman of the Board of Directors, President and Chief Executive Officer
Champion Enterprises, Inc.
November 5, 2008

/s/ PHYLLIS A. KNIGHT Phyllis A. Knight
Executive Vice President, Treasurer and Chief Financial Officer
Champion Enterprises, Inc.
November 5, 2008